UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):       July 30, 2007
Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:       (585) 343-2216
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Explanatory Note.  This amendment updates the Current Report on Form 8-K furnished by the Registrant on July 30, 2007.
Item 2.02. Results of Operations and Financial Condition.
     On July 30, 2007, Graham Corporation (the “Company”) held its previously scheduled conference call to report its results of operations and financial condition for its first quarter ended June 30, 2007. In accordance with the Company’s standard practice, the call consisted of two parts. The first part of the call was a pre-recorded management presentation that reviewed the Company’s results of operations and financial condition for its first quarter ended June 30, 2007. The second part of the call was a live question and answer session.
     Due to an error made by the service provider retained by the Company to record the management presentation, the pre-recorded management presentation that played during the first part of the call was an incomplete, unfinished recording. While the presentation was playing, the Company’s management team realized that the wrong recording was playing and they immediately stopped the recording. This action resulted is several minutes of silence during the call that continued until the second part of the call featuring the live question and answer session commenced.
     The Company’s management team did not intend for the incomplete, unfinished recording to play during the call. The Company’s management team had previously recorded a complete, finished recording of its management presentation that was supposed to play during the first part of the call. The complete, finished version of the pre-recorded management presentation that should have been played during the call is now available on the Company’s website (www.graham-mfg.com). In addition, a transcript of the complete, finished version of the pre-recorded management presentation that should have been played during the call is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The Company’s management team strongly encourages stockholders and other interested parties to listen to the complete, finished version of the pre-recorded management presentation available on the Company’s website or review the transcript of the complete, finished version of the pre-recorded management presentation attached to this report.
Item 7.01. Regulation FD Disclosure.
     The information set forth above under Item 2.02 hereof and below under Item 9.01 hereof is hereby incorporated hereunder by this reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Complete transcript of Graham Corporation conference call regarding its results of operations and financial condition for its first quarter ended June 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation
Date: July 31, 2007	By:	/s/ J. Ronald Hansen
J. Ronald Hansen
Vice President -- Finance & Administration and Chief Financial Officer